Exhibit 10.93

ASSIGNMENT OF CONSTRUCTION DOCUMENTS

THIS ASSIGNMENT OF CONSTRUCTION DOCUMENTS (“Assignment”), dated as of May 14, 2014, is made by UCFP OWNER, LLC, a Delaware limited liability company, as Trustee under the BR/CDP Colonial Trust Agreement dated December 15, 2013 (“Assignor”), in favor of KEYBANK NATIONAL ASSOCIATION, a national banking association, its successors and assigns (“Assignee”).

RECITALS

A.           On or about the date hereof Assignor and Assignee entered into that certain Construction Loan Agreement (“Loan Agreement”) whereby Assignee agreed to make a secured construction loan (the “Loan”) available to Assignor in the maximum aggregate amount at any time outstanding not to exceed the sum of Twenty-Seven Million Five Hundred Thousand and No/100 Dollars ($27,500,000.00), to finance the development and construction of a multi-family project located on East Colonial Drive, Orlando, Florida (the “Project”). Capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

B.           In connection with the Loan, Assignor has executed and delivered a promissory note (the “Note”) in favor of Assignee of even date herewith in the amount of the Loan, payment of which is secured by (i) a Mortgage made by Assignor in favor of Assignee on the Project, and (ii) the other Loan Documents.

C.           The execution and delivery of this Assignment is a condition precedent to the performance by Assignee of its obligations under the Loan Agreement.

AGREEMENTS

NOW, THEREFORE, in consideration of the recitals set forth above and incorporated herein, and for other good and valuable consideration, Assignor agrees as follows:

1.          Assignor hereby grants, transfers and assigns to Assignee all the right, title and interest of Assignor now or hereafter acquired in and to the following:

a.           the general contract between Assignor and the General Contractor with respect to the Construction of the Project, together with any and all extensions, modifications, amendments, replacements and renewals thereof (the “General Contract”);

b.           to the extent assignable by Assignor, all contracts and Subcontracts, together with any and all extensions, modifications, amendments and renewals thereof, which are entered into by Assignor or the General Contractor in connection with the performance of the work or the supply of the materials required for the Construction;

c.           all architectural, engineering and other design contracts with respect to the Construction of the Project;

d.           all plans, specifications and other design and construction documents, with respect to the Construction of the Project including, but not limited to, the Plans and Specifications;

1

e.           all guarantees, warranties and other undertakings covering the quality or performance of the work or the quality of the materials required by the General Contract, contracts and, to the extent assignable by Assignor, Subcontracts; and

f.           to the extent assignable, all building permits, governmental permits, licenses, and authorizations now or hereafter issued and all tradenames, trademarks and logos used in connection with the Construction and the development or operation of the Improvements.

The items referred to in subsections (a) through (f) above are sometimes hereinafter collectively referred to as the “Construction Documents.”

This Assignment is given for the purpose of securing the payment of all sums, including, without limitation, the payment of principal and interest due under the Note, now or at any time due Assignee under the Loan Agreement or any other Loan Documents evidencing or securing the Loan, and any extensions, modifications, amendments and renewals thereof, and the performance and discharge of the obligations, covenants, conditions, and agreements of Assignor contained herein and in the other Loan Documents.

2.           Assignor agrees:

a.           To faithfully abide by, perform and discharge in all material respects each and every obligation, covenant, condition and agreement of the Construction Documents to be performed by Assignor and to enforce performance by the other party thereto in all material respects of each and every obligation, covenant, condition and agreement to be performed by such other party.

b.           That the occurrence of any of the following shall constitute an Event of Default hereunder:

(1)         Subject to Section 15.1(e) of the Loan Agreement, failure of Assignor for a period of thirty (30) days after written notice from Assignee, to observe or perform any covenant or condition contained in this Assignment; provided that if any such failure is susceptible of cure and cannot reasonably be cured within said thirty (30) day period, then Assignor shall have an additional sixty (60) day period to cure such failure and no Event of Default shall be deemed to exist hereunder so long as Assignor commences such cure within the initial thirty (30) day period and diligently and in good faith pursues such cure to completion within such resulting ninety (90) day period from the date of Assignee’s notice;

(2)         Any representation or warranty made by Assignor herein which is not true and correct in any material respect as of the date hereof; and

(3)         An Event of Default by Assignor under the Loan Agreement or any of the other Loan Documents, which shall not be cured within any applicable grace period.

c.           Upon the occurrence of any Event of Default hereunder, Assignee shall have all rights granted to Assignee under the Loan Documents, and Assignee shall have the right (but not the obligation) to correct any default in such manner and to such extent as Assignee may reasonably deem necessary to protect the security hereof, including specifically, without limitation, the right to appear in and defend any action or proceeding purporting to affect the security hereof or the rights or powers of Assignee, and also the right to perform and discharge each and every obligation, covenant, condition and agreement of Assignor under the Construction Documents, and, in exercising any such powers, to pay necessary costs and expenses, employ counsel and incur and pay reasonable attorneys’ fees and expenses. Assignee shall not be obligated to perform or discharge, nor does it hereby undertake to perform or discharge, any obligation, duty or liability under any of the Construction Documents, by reason of this Assignment.

d.           At any time after the occurrence and during the continuance of an Event of Default, Assignee may, at its option, without notice, and without regard to the adequacy of security for the indebtedness hereby secured, either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court at any time hereafter, enforce for its own benefit the Construction Documents, or any of them. The exercise of any rights under this Assignment shall not be deemed to cure or waive any default under any of the Loan Documents, or waive, modify or affect any notice of default under any of the Loan Documents, or invalidate any act done pursuant to such notice.

e.           That the General Contractor and any other parties to the Construction Documents, upon written notice from Assignee of the occurrence and during the continuance of an Event of Default, shall be and are hereby authorized by Assignor to perform for the benefit of Assignee in accordance with the terms and conditions thereof without any obligation to determine whether or not such an Event of Default has in fact occurred.

f.            That in the exercise of the powers herein granted to Assignee, no liability shall be asserted or enforced against Assignee, all such liability being hereby expressly waived and released by Assignor. Assignor hereby agrees to indemnify and hold Assignee, and its officers, directors, employees and agents, free and harmless from and against any and all liability, expense, cost, loss or damage which Assignee may incur by reason of any act or omission of Assignor under any of the Construction Documents; provided, however, in no event shall Assignor have any liability for Assignee’s gross negligence or willful actions. Should Assignee incur any liability, expense, cost, loss or damage (i) under the Construction Documents for which it is to be indemnified by Assignor as aforesaid, or (ii) by reason of the exercise of Assignee’s rights hereunder (including, but not limited to, the exercise of the rights granted to Assignee under Section 2(c) hereof), the amount thereof, including costs, expenses and reasonable, including costs, expenses and reasonable and actual attorney’s fees at standard hourly rates without regard to any presumptive statutory attorney’s fees, shall be secured hereby and by the Mortgage and all other Loan Documents (whether or not such amount, when aggregated with other sums secured by the Mortgage, exceeds the aggregate face amount of the Note) and shall (x) be due and payable immediately upon demand by Assignee and (y) from and after such demand, bear interest at the Default Rate.

g.           That this Assignment shall be assignable by Assignee to any assignee of Assignee under the Loan Agreement and all representations, warranties, covenants, powers and rights herein contained shall be binding upon, and shall inure to the benefit of, Assignor and Assignee and their respective legal representatives, successors and assigns.

3.           Assignor further hereby covenants and represents to Assignee that (a) Assignor has not previously assigned, sold, pledged, transferred, mortgaged, hypothecated or otherwise encumbered the Construction Documents or any of them, or its right, title and interest therein; (b) Assignor shall not further assign, sell, pledge, transfer, mortgage, hypothecate or otherwise encumber its interests in the Construction Documents or any of them; (c) Assignor has not performed any act which might prevent Assignor from performing its undertakings hereunder or which might prevent Assignee from operating under or enforcing any of the terms and conditions hereof or which would limit Assignee in such operation or enforcement; (d) Assignor is not in default under the Construction Documents, or any of them, and to the best knowledge of Assignor, no other party to the respective Construction Documents is in default thereunder except as disclosed in writing to Assignee; (e) except as provided in the Loan Agreement, no amendments to any of the Construction Documents will be made without the prior written consent of Assignee (such consent not to be unreasonably withheld, delayed or conditioned); and (f) upon execution of any of the Construction Documents, Assignor will deliver a copy of such Construction Documents (or the original at Assignee’s request) to Assignee and will require such of the parties thereto as Assignee may reasonably designate to execute and deliver to Assignee a consent to this Assignment, such consent to be identical to the applicable form of Consent and Agreement attached hereto as Exhibit A.

4.           All notices, demands or documents which are required or permitted to be given or served hereunder shall be in writing and shall be deemed sufficiently given when delivered or mailed in the manner set forth in the Loan Agreement.

5.           Any provision in the Loan Agreement that pertains to this Assignment shall be deemed to be incorporated herein as if such provision were fully set forth in this Assignment. In the event of any conflict between the terms of this Assignment and the terms of the Loan Agreement, the terms of the Loan Agreement shall prevail. A provision in this Assignment shall not be deemed to be inconsistent with the Loan Agreement by reason of the fact that no provision in the Loan Agreement covers such provision in this Assignment.

6.           This Assignment is made for collateral purposes only and the duties and obligations of Assignor under this Assignment shall terminate when all sums due Assignee under the Loan Documents are paid in full and all obligations, covenants, conditions and agreements of Assignor contained in the Loan Documents are performed and discharged.

7.           This assignment shall be governed by, and construed in accordance with, the laws of the State of Georgia.

8.           It is expressly intended, understood and agreed that this Assignment and the other Loan Documents are made and entered into for the sole protection and benefit of Assignor, and Assignee, and their respective successors and assigns (but in the case of assigns of Assignor, only to the extent permitted hereunder); that no other person or persons shall have any right at any time to act hereon or rights to the proceeds of the loan evidenced and secured by the Loan Documents; that such loan proceeds do not constitute a trust fund for the benefit of any third party; that no third party shall under any circumstances be entitled to any equitable lien on any such undisbursed loan proceeds at any time; and that Assignee shall have a lien upon and right to direct application of any such undisbursed loan proceeds as provided in the Loan Documents.

10.           Assignor and Assignee intend and believe that each provision in this Assignment comports with all applicable local, state or federal laws and judicial decisions. However, if any provision or provisions, or if any portion of any provision or provisions, in this Assignment is found by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision or public policy, and if such court should declare such portion, provision or provisions of this Assignment to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent both of Assignor and Assignee that such portion, provision or provisions shall be given force to the fullest possible extent that they are legal, valid and enforceable, that the remainder of this Assignment shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were not contained therein and that the rights, obligations and interests of Assignor and Assignee under the remainder of this Assignment shall continue in full force and effect.

[SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Assignor has delivered this Assignment as of the date first written above.

ASSIGNOR:

UCFP OWNER, LLC, a Delaware limited liability company, as Trustee under the BR/CDP Colonial Trust Agreement dated December 15, 2013

By:	/s/ Robert Meyer

Name:	Robert Meyer

Title:	Vice President

EXHIBIT A

CONTRACTOR’S AGREEMENT AND CONSENT TO

ASSIGNMENT OF CONSTRUCTION DOCUMENTS

The undersigned (“Contractor”) as general contractor under the general contract between UCFP Owner, LLC, a Delaware limited liability company (“Owner”) and Contractor, dated March 7, 2014 (“Agreement”) which is one of the Construction Documents referred to in that certain Assignment of Construction Documents dated May ___, 2014 (“Assignment”) made by Owner to KeyBank National Association (“Assignee”) hereby consents to the terms of the Assignment and agrees that, upon receipt of notice from Assignee or its successors or assigns that an Event of Default has occurred under the Assignment, and thereafter at all times such Event of Default is continuing, it will perform all of its obligations, covenants, conditions and agreements under the Agreement for the benefit of Assignee and its successors and assigns.

For purposes of the Assignment, any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as a copy is sent on the same day by overnight courier as set forth below:

If to the undersigned:

Summit Contracting Group, Inc.
6877 Phillips Industrial Blvd.
Jacksonville, FL 32256
Attention: ___________________
Telephone (904) 268-5515
Facsimile (904) _____________

If to Assignee:
KEYBANK NATIONAL ASSOCIATION
66 South Pearl St., 5th Floor
MSC: NY-31-66-0567
Albany, NY 12207
Attn: Terry Hill
Direct: (518) 257-8569
Phone: (518) 257-8572

With a copy to:	KEYBANK NATIONAL ASSOCIATION
1200 Abernathy Road, NE, Suite 1550
Atlanta, GA 30328
Attn: Joe Fadus
Direct: (770 510-2162
Phone: (770) 510-2195

With a copy to:	Troutman Sanders LLP
600 Peachtree Street, Suite 5200
Atlanta, Georgia 30308
	Attention:	Jeff Greenway
	Telephone:	(404) 885-3257
	Fax:	(404) 962-6776

or such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

The undersigned also agrees that in the event of a breach by Assignor of any of the terms and conditions of the Agreement, the undersigned will give Assignee written notice of such breach and the opportunity to remedy or cure such breach within thirty (30) days thereafter except that the undersigned agrees that no default shall be deemed to have occurred if curing such default cannot by its nature be accomplished in such thirty (30) day period so long as Assignee shall have commenced curing the same within such thirty (30) day period and thereafter shall diligently and continuously prosecute the same to completion.

It is expressly understood that Assignee neither assumes nor has any obligation to Contractor to exercise its rights under the Assignment, and that the option to exercise such right rests in the sole and absolute discretion of Assignee. In the event Assignee exercises its rights under the Assignment, Contractor agrees that Assignee shall have no personal obligations or liabilities under the Agreement or the Assignment and the sole rights and remedies of Contractor as against Assignee under the Agreement or under this Consent shall be a suit against Assignor and enforcement of Contractor’s lien rights, if any, against the property described in the Agreement. Notwithstanding the preceding sentence, Contractor shall have no obligation to continue construction on behalf of Assignee in the event Assignee exercises its rights under the Assignment unless Assignee assumes the obligation to pay sums due to Contractor for work performed or materials supplied as and when such payments become due under the terms of the Agreement.

Contractor acknowledges that the execution and delivery of this Agreement and Consent to Assignment (“Consent”) is a material inducement to Assignee to make the Loan, and, without execution and delivery of this Consent, Assignee will not make the Loan.

Summit Contracting Group, Inc.

By:

Name:

Title:

ARCHITECT’S AGREEMENT AND CONSENT TO
ASSIGNMENT OF CONSTRUCTION DOCUMENTS

The undersigned (“Architect”) as architect under the architecture contract between UCFP Owner, LLC, a Delaware limited liability company, as successor to Catalyst Development Partners, LLC (“Owner”) and Architect, dated September 23, 2013 (“Agreement”) which is one of the Construction Documents referred to in that certain Assignment of Construction Documents dated May ___, 2014 (“Assignment”) made by Owner to KeyBank national Association (“Assignee”) hereby consents to the terms of the Assignment and agrees that, upon receipt of notice from Assignee or its successors or assigns that an Event of Default has occurred under the Assignment, and thereafter at all times such Event of Default is continuing, it will perform all of its obligations, covenants, conditions and agreements under the Agreement for the benefit of Assignee and its successors and assigns, so long as Assignee performs the duties and obligations of the owner under the Agreement.

For purposes of the Assignment, any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as a copy is sent on the same day by overnight courier as set forth below:

If to the undersigned:

Humphreys & Partners Architects/Florida, L.L.C.
5339 Alpha Road, Suite #300
Dallas, Texas 75240
Attention: ___________________
Telephone (972) 701-9636
Facsimile (972) 701-9639

If to Assignee:
KEYBANK NATIONAL ASSOCIATION
66 South Pearl St., 5th Floor
MSC: NY-31-66-0567
Albany, NY 12207
Attn: Terry Hill
Direct: (518) 257-8569
Phone: (518) 257-8572

With a copy to:	KEYBANK NATIONAL ASSOCIATION
1200 Abernathy Road, NE, Suite 1550
Atlanta, GA 30328
Attn: Joe Fadus
Direct: (770 510-2162
Phone: (770) 510-2195

With a copy to:	Troutman Sanders LLP
600 Peachtree Street, Suite 5200
Atlanta, Georgia 30308
	Attention:	Jeff Greenway
	Telephone:	(404) 885-3257
	Fax:	(404) 962-6776

or such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

The undersigned also agrees that in the event of a breach by Assignor of any of the terms and conditions of the Agreement, the undersigned will give Assignee written notice of such breach and the opportunity to remedy or cure such breach within thirty (30) days thereafter except that the undersigned agrees that no default shall be deemed to have occurred if curing such default cannot by its nature be accomplished in such thirty (30) day period so long as Assignee shall have commenced curing the same within such (30) day period and thereafter shall diligently and continuously prosecute the same to completion.

It is expressly understood that Assignee neither assumes nor has any obligation to Architect to exercise its rights under the Assignment, and that the option to exercise such right rests in the sole and absolute discretion of Assignee. In the event Assignee exercises its rights under the Assignment, Architect agrees that Assignee shall have no personal obligations or liabilities under the Agreement or the Assignment and the sole rights and remedies of Architect as against Assignee under the Agreement or under this Consent shall be a suit against Assignor and enforcement of Architect’s lien rights, if any, against the property described in the Agreement. Notwithstanding the preceding sentence, Architect shall have no obligation to continue construction on behalf of Assignee in the event Assignee exercises its rights under the Assignment unless Assignee assumes the obligation to pay sums due to Architect for work performed or materials supplied as and when such payments become due under the terms of the Agreement.

Architect acknowledges that the execution and delivery of this Agreement and Consent to Assignment (“Consent”) is a material inducement to Assignee to make the Loan, and, without execution and delivery of this Consent, Assignee will not make the Loan.

Humphreys & Partners Architects/Florida, L.L.C.

By:

Name:

Title:

ENGINEER’S AGREEMENT AND CONSENT TO
ASSIGNMENT OF CONSTRUCTION DOCUMENTS

The undersigned (“Engineer”) as architect under the architecture contract between UCFP Owner, LLC, a Delaware limited liability company, as successor to Catalyst Development Partners, LLC (“Owner”) and Engineer, dated May 11, 2012, as amended (“Agreement”) which is one of the Construction Documents referred to in that certain Assignment of Construction Documents dated May ___, 2014 (“Assignment”) made by Owner to KeyBank National Association (“Assignee”) hereby consents to the terms of the Assignment and agrees that, upon receipt of notice from Assignee or its successors or assigns that an Event of Default has occurred under the Assignment, and thereafter at all times such Event of Default is continuing, it will perform all of its obligations, covenants, conditions and agreements under the Agreement for the benefit of Assignee and its successors and assigns, so long as Assignee performs the duties and obligations of the owner under the Agreement.

For purposes of the Assignment, any notice, demand, request or other communication which any party hereto may be required or may desire to give hereunder shall be in writing and shall be deemed to have been properly given (a) if hand delivered, when delivered; (b) if mailed by United States Certified Mail (postage prepaid, return receipt requested), three Business Days after mailing (c) if by Federal Express or other reliable overnight courier service, on the next Business Day after delivered to such courier service or (d) if by telecopier on the day of transmission so long as a copy is sent on the same day by overnight courier as set forth below:

If to the undersigned:

Kimley-Horn and Associates, Inc.
3660 Maguire Boulevard
Orlando, Florida 32803
Attention: ___________________
Telephone (407) 898-1511
Facsimile (407) 894-4791

If to Assignee:
KEYBANK NATIONAL ASSOCIATION
66 South Pearl St., 5th Floor
MSC: NY-31-66-0567
Albany, NY 12207
Attn: Terry Hill
Direct: (518) 257-8569
Phone: (518) 257-8572

With a copy to:	KEYBANK NATIONAL ASSOCIATION
1200 Abernathy Road, NE, Suite 1550
Atlanta, GA 30328
Attn: Joe Fadus
Direct: (770 510-2162
Phone: (770) 510-2195

With a copy to:	Troutman Sanders LLP
600 Peachtree Street, Suite 5200
Atlanta, Georgia 30308
	Attention:	Jeff Greenway
	Telephone:	(404) 885-3257
	Fax:	(404) 962-6776

or such other address as the party to be served with notice may have furnished in writing to the party seeking or desiring to serve notice as a place for the service of notice.

The undersigned also agrees that in the event of a breach by Assignor of any of the terms and conditions of the Agreement, the undersigned will give Assignee written notice of such breach and the opportunity to remedy or cure such breach within thirty (30) days thereafter except that the undersigned agrees that no default shall be deemed to have occurred if curing such default cannot by its nature be accomplished in such thirty (30) day period so long as Assignee shall have commenced curing the same within such (30) day period and thereafter shall diligently and continuously prosecute the same to completion.

It is expressly understood that Assignee neither assumes nor has any obligation to Engineer to exercise its rights under the Assignment, and that the option to exercise such right rests in the sole and absolute discretion of Assignee. In the event Assignee exercises its rights under the Assignment, Engineer agrees that Assignee shall have no personal obligations or liabilities under the Agreement or the Assignment and the sole rights and remedies of Engineer as against Assignee under the Agreement or under this Consent shall be a suit against Assignor and enforcement of Engineer’s lien rights, if any, against the property described in the Agreement. Notwithstanding the preceding sentence, Engineer shall have no obligation to continue construction on behalf of Assignee in the event Assignee exercises its rights under the Assignment unless Assignee assumes the obligation to pay sums due to Engineer for work performed or materials supplied as and when such payments become due under the terms of the Agreement.

Engineer acknowledges that the execution and delivery of this Agreement and Consent to Assignment (“Consent”) is a material inducement to Assignee to make the Loan, and, without execution and delivery of this Consent, Assignee will not make the Loan.

Kimley-Horn and Associates, Inc.

By:

Name:

Title:

- 12 -